                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ /        Preliminary Proxy Statement
/ /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/        Definitive Proxy Statement
/ /        Definitive Additional Materials
/ /        Soliciting Material Pursuant to Section 240.14a-11(c) or
           Section 240.14a-12

                PDS FINANCIAL CORPORATION
-----------------------------------------------------------------------
           (Name of Registrant as Specified In Its Charter)

-----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the
                              Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                           PDS FINANCIAL CORPORATION
                               6171 MCLEOD DRIVE
                              LAS VEGAS, NV 89120

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 11, 2001

                            ------------------------

TO THE SHAREHOLDERS OF PDS FINANCIAL CORPORATION:

    Please take notice that the annual meeting of shareholders of PDS Financial Corporation (the "Company") will be held at the Alexis Park Hotel, 375 E. Harmon Avenue, Las Vegas, Nevada, on Friday, May 11, 2001, at 3:00 p.m., or at any adjournment or adjournments thereof, for the purpose of considering and taking appropriate action with respect to the following:

    1.  To elect six directors for the ensuing year.

    2. To ratify the appointment of the firm of Piercy, Bowler, Taylor & Kern, Certified Public Accountants & Business Advisors, A Professional Corporation, as the independent accountants of the Company for the fiscal year ending December 31, 2001.

    3. To amend the 1993 Stock Option Plan to provide for the issuance of an additional 250,000 shares of stock.

    4.  To change the name of the Company to PDS Gaming Corporation.

    5. To act upon any other business that may properly come before the meeting or any adjournments thereof.

    Only shareholders of record on April 6, 2001 will be entitled to notice of and to vote at the meeting or any adjournments thereof.

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE REPLY ENVELOPE PROVIDED TO ENSURE THE PRESENCE OF A QUORUM. YOUR COOPERATION IN PROMPTLY SIGNING AND RETURNING YOUR PROXY WILL HELP AVOID FURTHER SOLICITATION EXPENSE. IF YOU LATER DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS EXERCISED.

                                          By order of the Board of Directors,

                                          PDS Financial Corporation

                                          /s/ Joe S. Rolston IV
                                          Joe S. Rolston IV,
                                          SECRETARY

April 17, 2001

                                PROXY STATEMENT
                                       OF
                           PDS FINANCIAL CORPORATION
                               6171 MCLEOD DRIVE
                              LAS VEGAS, NV 89120

                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 11, 2001

                            ------------------------

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PDS Financial Corporation (the "Company") to be used at the Annual Meeting of Shareholders of the Company to be held
May 11, 2001 (the "Meeting"). The approximate date upon which this Proxy Statement and the accompanying Proxy are expected to be first sent or given to shareholders is April 17, 2001. Each shareholder who signs and returns a Proxy in the form enclosed with this Proxy Statement may revoke the same at any time prior to its use by giving notice of such revocation to the Company in writing, in open meeting or by executing and delivering a new Proxy to the Secretary of the Company. Unless so revoked, the shares represented by each Proxy will be voted at the meeting and at any adjournments thereof. Presence at the meeting of a shareholder who has signed a Proxy does not alone revoke that Proxy.

    Only shareholders of record at the close of business on April 6, 2001 (the "Record Date") will be entitled to vote at the Meeting or any adjournments thereof. All shares which are entitled to vote and are represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions indicated on such proxies.

    The total number of votes cast by all shareholders either present at the Meeting or voting by proxy will determine whether an item of business is approved. A majority of the outstanding shares must be represented in person or by proxy in order to consider the items of business at the Meeting. Shares as to which the holder has abstained on any matter (or has withheld authority for a director) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the Meeting and, for purposes of determining the approval of each matter as to which the shareholder has abstained, as having not been voted in favor of such matter. If a broker submits a proxy that indicates the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the Meeting, but will not be considered as present and entitled to vote with respect to such matters.

    A shareholder may revoke his or her proxy at any time before it is voted by written notice addressed to the Secretary of the Company at the offices of the Company, by filing another proxy bearing a later date with the Secretary or by appearing at the meeting and voting in person.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

    The Company's only outstanding class of voting securities is Common Stock, $0.01 par value, of which 3,718,357 shares were outstanding as of the close of business on the Record Date. Each share of Common Stock is entitled to one vote on all matters put to a vote of shareholders.

    The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of the Record Date by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding Common Stock, (ii) each director, (iii) each executive officer of the Company included in the Summary Compensation Table set forth under the caption "Executive Compensation" below, and (iv) all executive officers and directors as a group.

    Unless otherwise indicated, each of the following persons has sole voting and investment power with respect to the shares of Common Stock set forth opposite their respective names:

NAME                                                 NUMBER(4)   PERCENT OF CLASS
----                                                 ---------   ----------------
Johan P. Finley(1)(2)..............................  1,086,586         29.0%
Peter D. Cleary(1).................................    100,035          2.6%
Lona M.B. Finley(1)(3).............................    394,377         10.3%
Joel M. Koonce(1)..................................     19,500            *
James L. Morrell(1)................................     16,000            *
Patrick R. Cruzen(1)...............................      2,500            *
All officers and directors as a group (8
  persons).........................................  1,633,054         40.6%

------------------------

*   Less than 1%

(1) The address of such person is 6171 McLeod Drive, Las Vegas, NV 89120.

(2) Includes 11,200 shares held as co-trustee for minor child also claimed by spouse as co-trustee. Mr. Finley disclaims beneficial ownership of the shares held by Lona M.B. Finley, his spouse.

(3) Includes 37,000 shares held by Ms. Finley as custodian for her minor children and 11,200 shares held as co-trustee for minor child also claimed by spouse as co-trustee. Ms. Finley disclaims beneficial ownership of the shares held by Johan P. Finley, her spouse.

(4) Includes shares of Common Stock issuable to the following persons upon exercise of options that are currently exercisable or that will become exercisable within 60 days of the date of this Proxy Statement: Johan P. Finley, 30,000 shares; Peter D. Cleary, 93,000 shares; Lona M.B. Finley, 125,591 shares; Joel M. Koonce, 16,000 shares; James L. Morrell, 16,000 shares; Patrick R. Cruzen, 2,500 shares; all executive officers and directors as a group, 301,091 shares.

                              CERTAIN TRANSACTIONS

    Johan P. Finley, the Company's Chief Executive Officer, Chairman of the Board and controlling shareholder, received a fee in the amount of $20,000 in 1999 and $20,000 in 1998 in exchange for providing a personal guarantee of amounts loaned to the Company under certain bank lines of credit.

                         ITEM 1: ELECTION OF DIRECTORS

    The number of directors currently serving on the Company's Board of Directors is six. Each director holds office until the next Annual Meeting of Shareholders or until his or her successor is elected and qualified. The Board of Directors has designated the incumbent directors, Johan P. Finley, Peter D. Cleary, Joel M. Koonce, James L. Morrell, Patrick R. Cruzen and Lona M.B. Finley as nominees for reelection to the Board of Directors of the Company. Each of the nominees has consented to serve as director, if elected.

    Certain biographical information furnished by the Company's six incumbent directors, and the directors' respective terms of office, is presented below.

    JOHAN P. FINLEY, age 39, is the founder of the Company and has been its Chief Executive Officer and Chairman of the Board of Directors since the Company's inception in February 1988. He was President of the Company from its inception to July 1999. In addition, Mr. Finley was the President and Chief Executive Officer of RCM Inc. and Home Products, Inc. from 1991 to 1994.

    PETER D. CLEARY, age 43, has been a member of the Company's Board of Directors since January 1996 and has been President and Chief Operating Officer of the Company since July 1999. He was Executive Vice President of the Company from November 1998 to July 1999. Prior to that, Mr. Cleary served as Vice President and Chief Financial Officer from September 1995 to November 1998. From 1980 to 1995, Mr. Cleary served in various positions with Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP), most recently as Audit Manager.

    JOEL M. KOONCE, age 62, has been a member of the Company's Board of Directors since April 1994. From 1986 to 1998, he served as Chief Financial and Administrative Officer of CENEX, Inc., a distributor of petroleum and agronomy products and other farm supplies located in St. Paul, Minnesota. Prior to joining CENEX, Mr. Koonce served in various management positions with Land O'Lakes, most recently as Vice President of Administration and Planning for Agricultural Services. Mr. Koonce served in various management positions for General Mills from 1965 to 1981.

    JAMES L. MORRELL, age 47, has been a member of the Company's Board of Directors since March 1996. He has been an independent financial consultant since 1996. From 1986 to 1995, Mr. Morrell was employed by Dain Bosworth Incorporated, where he held a number of management positions, most recently Managing Director, Corporate Finance. Mr. Morrell is also acting Chief Financial Officer of Miller & Schroeder Financial, Inc., and a director of MI Acquisition Corp., the parent company of Miller & Schroeder Financial, Inc. Miller & Schroeder has provided investment banking services to the Company.

    PATRICK R. CRUZEN, age 54, has been a member of the Company's Board of Directors since June 2000. He is currently President of Cruzen & Associates, which offers a wide range of project-based services to the gaming industry.
Mr. Cruzen was previously President and Chief Operating Officer of Grand Casinos from 1994 to 1996. From 1990 until 1994, Mr. Cruzen served as Senior Vice President of Finance/Administration of MGM Grand, Inc.

    LONA M.B. FINLEY, age 36, has been a member of Company's Board of Directors since May 1998, and has been an Executive Vice President and Assistant Secretary since February 2001 and Chief Administrative Officer since July 1998.
Ms. Finley has served in various other positions with the Company since 1988, and is the spouse of Johan P. Finley.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

    The Board of Directors has an Audit Committee and a Compensation Committee.

    The Audit Committee, which currently consists of Joel M. Koonce (Chairman), James L. Morrell and Patrick R. Cruzen, reviews and makes recommendations to the Board of Directors with respect to designated financial and accounting matters. The Audit Committee held six meetings during 2000.

    The Compensation Committee, which currently consists of Patrick R. Cruzen (Chairman), Johan P. Finley and Joel M. Koonce, determines executive compensation and administers the provisions of the Company's 1993 Stock Option Plan. The Compensation Committee held four meetings during 2000.

    The Board of Directors has no standing nominations committee.

    During 2000, the Board of Directors held seven meetings. All incumbent directors attended 100% of those meetings of the Board and committees on which they were members that were held while they were serving on the Board or on such committees.

COMPENSATION OF DIRECTORS

    Each non-employee Board member receives an annual cash retainer of $10,000 and a fee of $1,750 for each Board meeting attended. Upon election or appointment to the Board of Directors, each non-employee director is automatically granted a non-qualified option to purchase 10,000 shares of the Company's Common Stock at its fair market value on the date of grant.
Mr. Koonce received 10,000 such options in April 1994 which have an exercise price of $5.00 per share. Mr. Morrell received 10,000 such options in March 1996 with an exercise price of $2.50 per share. These options have a term of ten years and become exercisable as to 2,500 shares on the date of each Annual Meeting of Shareholders at which the director is re-elected or is serving an unexpired term. In June 2000, upon election to the Board of Directors, Mr. Cruzen received 10,000 options, which have an exercise price of $1.22 per share. These options have a term of ten years and become exercisable as to 2,500 shares on the date of each Annual Meeting of Shareholders at which Mr. Cruzen is re-elected or is serving an unexpired term. Beginning May 14, 1998, the Company implemented a policy to grant a non-qualified stock option to purchase 5,000 shares of the Company's Common Stock at its fair market value on the date of grant to each non-employee director on an annual basis. In May 1998, May 1999 and May 2000, Messrs. Morrell and Koonce each received 5,000 such options, which have an exercise price of $9.13, $2.94 and $1.34 per share, respectively. These options have a term of ten years and become exercisable as to 1,000 shares on the date of each Annual Meeting of Shareholders at which the director is re-elected or is serving an unexpired term. The Company reimburses officers and directors for their authorized expenses.

PROXIES AND VOTING

    The affirmative vote of the holders of the greater of (a) a majority of the outstanding shares of Common Stock of the Company present and entitled to vote on the election of Directors or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for transaction of business at the meeting, is required for election to the Board of the nominees named above.

    All shares represented by proxies will be voted for the election of the foregoing nominees unless a contrary choice is specified. If any nominee withdraws or otherwise becomes unavailable for any reason, the proxies that would otherwise have been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Directors.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES.

                               EXECUTIVE OFFICERS

    As of the Record Date, the Executive Officers of the Company are:

NAME                                          AGE      TITLE
----                                        --------   -----
Johan P. Finley...........................     39      Chief Executive Officer and Chairman of
                                                       the Board(1)
Peter D. Cleary...........................     43      President and Chief Operating Officer(2)
Lona M.B. Finley..........................     36      Executive Vice President, Chief
                                                       Administrative Officer and Assistant
                                                         Secretary(3)
Joe S. Rolston IV.........................     37      Executive Vice President, General Counsel
                                                       and Secretary(4)
Martha Vlcek..............................     40      Chief Financial Officer and Treasurer(5)

------------------------

(1) Mr. Finley is the founder of the Company and has been its Chief Executive Officer and Chairman of the Board of Directors since the Company's inception in February 1988. He was President of the Company from its inception to July 1999.

(2) Mr. Cleary has been a member of the Company's Board of Directors since January 1996 and has been President and Chief Operating Officer of the Company since July 1999. He was Executive Vice President of the Company from November 1998 to July 1999. Prior to that, Mr. Cleary served as Vice President and Chief Financial Officer from September 1995 to November 1998.

(3) Ms. Finley has been a member of Company's Board of Directors since
    May 1998, and has been an Executive Vice President and Assistant Secretary since February 2001 and Chief Administrative Officer since July 1998.
    Ms. Finley has served in various other positions with the Company since
    1988.

(4) Mr. Rolston has been an Executive Vice President, General Counsel and Secretary of the Company since February 2001. Prior to that, he served as Senior Vice President and General Counsel since April 1999.

(5) Ms. Vlcek has been Chief Financial Officer and Treasurer of the Company since October 2000. Prior to that, she served as Controller since
    July 1999.

                             EXECUTIVE COMPENSATION

    The following table sets forth certain information concerning the compensation of the Company's Chief Executive Officer and the only other executive officer as of December 31, 2000 who received total salary and bonus in excess of $100,000 in 2000 (the "Named Executive Officers").

                                                                              LONG-TERM
                                                                             COMPENSATION
                                                                             ------------
                                                 ANNUAL COMPENSATION          SECURITIES
                                            ------------------------------    UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION                   YEAR      SALARY     BONUS       OPTIONS      COMPENSATION
---------------------------                 --------   --------   --------   ------------   ------------
Johan P. Finley ..........................    2000     $325,000   $50,000       25,000        $ 8,642(1)
  Chief Executive Officer and Chairman of     1999      325,000        --       25,000         32,980(1)
  the Board                                   1998      318,750        --       25,000         29,009(1)

Peter D. Cleary ..........................    2000     $140,000        --           --        $ 3,964(2)
  President and Chief Operating Officer       1999      140,000   $ 5,430       75,000          4,083(2)
                                              1998      136,667        --       15,000         32,747(2)

------------------------

(1) Consists of Company contributions to a 401(k) profit sharing plan in the amount of $5,250, $5,000, and $5,000 in 2000, 1999 and 1998, respectively,
    Company-paid life insurance premiums in the amount of $2,092 and $3,792 in 2000 and 1999, respectively, an automobile allowance of $1,300 and $4,188 in 2000 and 1999, respectively, fees in the amount of $20,000 in each of the years 1999 and 1998 paid for personally guaranteeing bank lines of credit and reimbursement for moving and temporary living expenses in the amount of $4,909 in 1998.

(2) Consists of Company contributions to a 401(k) profit sharing plan in the amount of $3,964, $4,083 and $3,008 in 2000, 1999 and 1998, respectively, and reimbursement for moving and temporary living expenses in the amount of $29,739 in 1998.

EMPLOYMENT AGREEMENTS

    The following information describes the employment agreements of the Named Executive Officers.

    In February 1998, the Company entered into a five-year employment agreement with Johan P. Finley. The agreement provides for a monthly salary of $27,083 which is subject to annual increases as recommended by the Compensation Committee and approved by the Board of Directors. Mr. Finley also receives a grant of 25,000 stock options each year during the term of the agreement, each of which vests over a five year period. The agreement provides for annual bonuses in increments of $50,000 if the Company meets certain earnings per share projections. The agreement provides that Mr. Finley is entitled to an automobile of his selection, a life insurance policy and certain other benefits that are generally available to salaried employees of the Company. The agreement provides that Mr. Finley is entitled to a payment in the amount of two times his base salary in effect upon a termination of his employment by the Company, change in control of the Company or a sale of the majority of the Company's assets. The agreement also provides that if a majority of the Company's stock is sold to a single purchaser or a group of purchasers at a per share price equal to 130% of the average stock price for the previous 180 days, the Company will pay
Mr. Finley a premium bonus equal to two years of base compensation in effect at the time of sale.

    In September 1995, the Company entered into an employment agreement with Peter D. Cleary which renewed automatically for a one-year term in September 2000 and will continue to automatically renew for additional one-year terms unless terminated by either party. In accordance with an income-based formula, Mr. Cleary is eligible to earn an annual bonus of up to 32.5% of his base salary. Under his employment agreement, Mr. Cleary may receive an annual discretionary bonus of up to 15% of his base salary.

    Each employment agreement is subject to earlier termination for cause or upon disability or death. Messrs. Finley and Cleary have agreed not to compete with the Company following termination of employment for a period of two years.

    The Company has a 401(k) profit-sharing plan and an employee stock purchase plan for its employees and may adopt additional bonus, pension, profit-sharing, retirement or similar plans in the future.

STOCK OPTIONS

    In the event of dissolution, liquidation or a change in control of the Company (as described in the Stock Option Plan), all outstanding options under the Stock Option Plan will become exercisable in full and each optionee will have the right to exercise his or her options or to receive a cash payment in certain circumstances.

                            2000 STOCK OPTION GRANTS

    The following table summarizes certain information concerning stock option grants made in 2000 to the Named Executive Officers. Shown are hypothetical gains that could be realized for the respective options, based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the term of the options. Any amount realized upon exercise of the options will depend upon the market price of the Company's common stock at the time the option is exercised relative to the exercise price of the option. There is no assurance that the amounts reflected in this table will be realized.

                                                                                              POTENTIAL REALIZABLE
                                                                         OPTION TERM            VALUE AT ASSUMED
                                                     PERCENT OF    ------------------------       ANNUAL RATES
                                       NUMBER OF       TOTAL                                        OF STOCK
                                         SHARES       OPTIONS                                  PRICE APPRECIATION
                                       UNDERLYING    GRANTED TO    EXERCISE OR                  FOR OPTION TERMS
                                        OPTIONS     EMPLOYEES IN   BASE PRICE    EXPIRATION   ---------------------
NAME                                   GRANTED(1)       2000        ($/SHARE)       DATE         5%          10%
----                                   ----------   ------------   -----------   ----------   ---------   ---------
Johan P. Finley......................    25,000         7.7%          $1.75       1/31/05      $18,000     $40,000
Peter D. Cleary......................        --          --              --            --           --          --

--------------------------

(1) Options become exercisable 20% per year over a five-year period beginning one year after the date of the grant.

                        2000 YEAR-END OPTION VALUE TABLE

    The following table sets forth the number and aggregate dollar value of all unexercised options held by the Named Executive Officers as of the end of 2000. At December 31, 2000, the exercise price of all options held by the Named Executive Officers exceeded the market price of a share of common stock. There were no options exercised by the Named Executive Officers during 2000.

                                               NUMBER OF SHARES SUBJECT TO        VALUE OF UNEXERCISED
                                                  UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                                                    DECEMBER 31, 2000              DECEMBER 31, 2000
                                               ----------------------------   ----------------------------
NAME                                           EXERCISABLE   NONEXERCISABLE   EXERCISABLE   NONEXERCISABLE
----                                           -----------   --------------   -----------   --------------
Johan P. Finley..............................    16,250          58,750               --             --
Peter D. Cleary..............................    75,000          69,000               --             --

                      REPORT OF THE COMPENSATION COMMITTEE

    The Compensation Committee (the "Committee") of the Board of Directors may exercise the full powers of the Board in all matters relating to the compensation of the Company's Chief Executive Officer and an incentive plan for certain key management personnel. The Committee is composed of two non-employee directors and one employee director.

    The following report describes the Company's executive compensation program and discusses the factors considered by the Committee in determining the compensation of the Company's Chief Executive Officer and other executive officers for its 2000 fiscal year.

COMPENSATION PHILOSOPHY

    The goals for the executive compensation program are to:

    - Motivate executives to assist the Company in achieving superior levels of financial and stock performance by closely linking executive compensation to performance in those areas; and

    - Attract, retain and motivate executives by providing compensation and compensation opportunities that are comparable to those offered by other companies in the gaming and financial services industries.

ELEMENTS OF THE EXECUTIVE COMPENSATION PROGRAM

    The elements of the executive compensation program are designed to meet the Company's compensation philosophy. Currently, the Executive Compensation Program is comprised of annual cash compensation and longer-term stock compensation.

    Annual cash compensation consists of base salary and performance bonuses. For lower-level employees, salaries are set to be competitive for the industry or marketplace, as appropriate, and bonuses are designed to represent a relatively small percentage of annual cash compensation. For higher-level employees, base salaries are in the low to average range for the gaming and financial services industries and potential bonuses constitute a high percentage of annual cash compensation. The Company's executive compensation bonus program has two components: (1) a bonus of up to a specified percentage of base salary is based upon the Company's earnings performance for the year, and (2) an additional bonus of up to 15% of base salary can be awarded at the discretion of the Compensation Committee (the "Committee"). The executive officers' compensation was established at the beginning of 1998 and ratified by the Committee.

    The structure and earnings goals for the executive performance bonus program are reviewed and adjusted annually. Discretionary bonus awards for the executive officers are determined by the Chief Executive Officer and are submitted to the Committee for discussion. An executive officer's discretionary bonus is based upon the officer's duties and responsibilities, individual performance and future potential. Many of these assessments are subjective in nature and are made annually on a case-by-case basis.

    The Company's 1993 Stock Option Plan as amended provides for the granting of options ("Options") to purchase up to an aggregate of 1,350,000 shares of Common Stock to certain key employees, officers, directors and consultants of the Company. Options granted under the Stock Option Plan may be either Options that qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Incentive Options"), or those that do not qualify as Incentive Options ("Non-Statutory Options"). The Stock Option Plan is administered by the Board of Directors and the Committee, which determines the persons who are to receive Options, the terms and number of shares subject to each Option and whether the Option is an Incentive Option or a Non-Statutory Option.

    The Company currently anticipates that new executive officers would be granted options at the time of hiring, which options would typically vest over a number of years. The Committee believes these grants are in line with external, competitive opportunities and provide a stronger, more direct motivation to executive officers to increase stockholder value. The Company awarded options to purchase a total of 326,000 shares in 2000 and options to purchase 64,000 shares during the period from January 1, 2001 through April 6, 2001, all of which vest over a period of five years.

    As of the Record Date, options to purchase 963,000 shares of Common Stock were outstanding, with exercise prices ranging from $1.06 per share to $10.04 per share, to 60 employees, 299,000 of which are currently exercisable. Future grants of options to executive officers and other employees under the Stock Option Plan are not determinable.

CEO COMPENSATION

    In evaluating the compensation of Mr. Finley, the Committee considered both qualitative and quantitative aspects of the Company's performance. Mr. Finley has served as the Company's Chief Executive Officer since its inception.
Mr. Finley's base compensation was established after considering comparable data in the gaming and financial services industries, as well as the ongoing reliance by the Company on the substantial sales efforts of Mr. Finley. The Committee negotiated an employment agreement in February 1998 for Mr. Finley, which is described in "Executive Compensation--Employment Agreements" above.

    During 2000, the Company met certain of the performance objectives spelled out in Mr. Finley's employment agreement, and a bonus of $50,000 was paid in February 2001 to Mr. Finley accordingly. The Committee determined not to raise his base compensation.

                                          COMPENSATION COMMITTEE
                                          Patrick R. Cruzen, Chairman
                                          Johan P. Finley
                                          Joel M. Koonce

                         COMPARATIVE STOCK PERFORMANCE

    The following graph is a comparison as of December 31, 2000 of cumulative total return on investment among the Company, the NASDAQ Composite Index (the "NASDAQ Index") and an index of peer companies that the Company believes are comparable to the Company in terms of their lines of business (the "Peer Group Index"):

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                           AMONG PDS FINANCIAL CORP.,
            THE NASDAQ STOCK MARKET (U.S.) INDEX AND A PEER GROUP**

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       PDS FINANCIAL CORP.  PEER GROUP  NASDAQ STOCK MARKET (U.S.)
12/95               100.00      100.00                      100.00
12/96               116.67      123.03                       88.84
12/97               450.00      150.68                      144.82
12/98               208.33      212.46                      114.29
12/99               112.53      394.82                      137.82
12/00                81.27      237.37                      232.93

*$100 INVESTED ON 12/31/95 IN STOCK OR INDEX -
 INCLUDING REINVESTMENT OF DIVIDENDS.
 FISCAL YEAR ENDING DECEMBER 31.

**  PEER GROUP INDEX IS COMPRISED OF THE FOLLOWING COMPANIES:

COMPANY                                                       TICKER SYMBOL
-------                                                       -------------
Casino Data Systems.........................................       CDS
Mikohn Gaming Corp..........................................      MIKN
Paul Son Gaming Corp........................................      PSON
PLM International Inc.......................................       PLM
Shuffle Master Inc..........................................      SHFL

    The following companies, included in the prior year's Peer Group, ceased doing business in 2000, and are therefore no longer included in the Peer Group:

Capital Associates, Inc.....................................       CAH
Sunrise International Leasing Company.......................      SUNL

                 ITEM 2: APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    At the meeting, a vote will be taken on a proposal to ratify the appointment of Piercy, Bowler, Taylor & Kern ("PBTK") by the Board of Directors to act as independent accountants of the Company for the fiscal year ending December 31, 2001. PBTK are independent accountants and auditors who have audited the consolidated financial statements of the Company and its subsidiaries beginning with the calendar year ended December 31, 1999.

    Representatives of PBTK will attend the shareholder meeting. They will have the opportunity to make a statement if they desire to do so, and will be available to answer appropriate questions that may be asked by shareholders.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF PIERCY, BOWLER, TAYLOR & KERN AS INDEPENDENT ACCOUNTANTS.

                         REPORT OF THE AUDIT COMMITTEE

    The Audit Committee is comprised of three members of the Board of Directors and operates under a written charter adopted by the Board (Exhibit A). The Board of Directors has reviewed The Nasdaq Stock Market rules and has determined that all members of the Audit Committee are independent as defined under Nasdaq's rules. The Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

2. The Audit Committee has discussed with PBTK, the Company's independent accountants, among other things, the matters required to be discussed by SAS 61 (Communication with Audit Committees).

3. The Audit Committee has received the written disclosures and the representations from PBTK required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with PBTK their independence.

4. Based on the review and discussion of the above information, the Audit Committee recommended to the Board of Directors of the Company, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE

                                          Joel M. Koonce, Chairman

                                          James L. Morrell

                                          Patrick R. Cruzen

                            AUDIT AND NON-AUDIT FEES

    For the fiscal year ended December 31, 2000, fees for services provided by PBTK were as follows:

A.  Audit and review of financial statements for fiscal year ended December 31, 2000 and for reviews of financial
    statements included in the Company's quarterly reports
    on Form 10-Q............................................  $85,720
B.  Financial information systems design and
  implementation............................................       --
C.  All other services......................................   59,490

    The Audit Committee has considered the effect of non-audit services provided by PBTK on PBTK's independence, and does not believe that such independence has been impaired or otherwise compromised.

              ITEM 3: PROPOSAL TO AMEND 1993 STOCK OPTION PLAN TO
          INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR
             ISSUANCE THEREUNDER FROM 1,350,000 TO 1,600,000 SHARES

    The Board of Directors approved, subject to shareholder approval, an amendment to the Company's 1993 Stock Option Plan (the "Plan") to increase the number of shares of Common Stock available for issuance thereunder from 1,350,000 shares to 1,600,000 shares. Of the 1,350,000 shares currently authorized for issuance pursuant to the Plan, approximately 32,000 shares were available to the Company as of April 6, 2001 for future option grants. The Board of Directors believes that the Plan has been and continues to be an important incentive in attracting, retaining and motivating key employees, and that it is appropriate to increase the number of shares available for option grants and other awards under the Plan at this time. Approval of the proposed amendment to increase the number of authorized shares under the Plan will ensure that sufficient shares are available to enable the Committee to achieve the objectives of the Plan to aid in maintaining and developing personnel capable of assuring the future success of the Company, to offer such personnel additional incentives to put forth the maximum effort for the success of the business and to afford them an opportunity to acquire an interest in the Company through stock options.

    The Plan authorizes the granting of Incentive Options within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as Non-Statutory Options. Options may be granted to employees, including officers and directors who are employees, to non-employee directors and to consultants of the Company or its parents, subsidiaries or affiliates. However, only employees of the Company or its parent or subsidiary companies are eligible to receive Incentive Stock Options. The Code also contains additional limitations restricting the number of shares granted to an optionee that may be treated as Incentive Stock Options. The Plan will terminate in April 2003. The Code requires shareholder approval of any amendment increasing the number of shares available for issuance pursuant to Incentive Stock Options granted under the Plan.

    The Plan is administered by the Compensation Committee (the "Committee"). The Committee determines whether each option is to be an Incentive Option or Non-Statutory Option, and determines the terms of options granted under the Plan, including the exercise price, the number of shares subject to the option and the period of exercisability. No Incentive Option may be exercised more than ten years after its grant date, provided, however, that no Incentive Stock Option granted to a person owning more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company ("Ten Percent Stockholder") may be exercised more than five years from the date the option is granted. To the extent the aggregate fair market value, determined at the time the option is granted, of the Common Stock with respect to which all Incentive Options are exercisable for the first time by an employee during any calendar year exceeds $100,000, such options shall be treated as options which do not qualify as Incentive Options. During the lifetime of the optionee, only the optionee may exercise the option. In the event of a merger of the Company in which the Company is not the surviving corporation or a dissolution, liquidation or sale of substantially all of the Company's assets, all outstanding options will become exercisable at least ten days prior to such event on such terms as the Committee shall determine, unless the successor corporation assumes the outstanding options or substitutes substantially equivalent options.

    The exercise price of all Incentive Stock Options granted under the Plan must be not less than the fair market value of the Common Stock of the Company at the time the Incentive Stock Options are granted, as determined according to the Plan. The exercise price of any Incentive Stock Options granted to a Ten Percent Stockholder must be not less than 110% of the fair market value of the Common Stock of the Company at the time the Incentive Stock Options are granted, as determined by the Board of Directors or the Committee in good faith.

    Under the Plan, the Committee may permit participants, subject to the discretion of the Committee and upon such terms and conditions as it may impose, to surrender shares of Common Stock (either shares received upon the exercise of the option or shares previously owned by the optionee) to the Company to satisfy federal and state withholding tax obligations. In addition, the Committee may grant, subject to its discretion and such rules as it may adopt, a bonus to a participant in order to provide funds to pay all or a portion of federal and state taxes due as a result of the exercise of the option. The amount of any such bonus will be taxable to the participant as ordinary income, and the Company will have a corresponding deduction equal to such amount (subject to the tax rules concerning reasonable compensation.)

TAX TREATMENT

    The grant of a stock option pursuant to the Plan will result in no tax consequences to the optionee or the Company. The holder of an Incentive Option generally will have no taxable income upon exercising an Incentive Option (except that the alternative minimum tax may apply), and the Company generally will receive no tax deduction when an Incentive Option is exercised. Upon exercise of a Non-Statutory Option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares acquired on the date of exercise over the option price, and the Company will be entitled to a tax deduction for the same amount for its taxable year in which the exercise occurs. The tax consequences to an optionee of a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether such shares were acquired by exercising an Incentive Option or a Non-Statutory Option. Generally, there will be no tax consequence to the Company in connection with a disposition of shares acquired under an option except that the Company may be entitled to a tax deduction in the case of a disposition of shares acquired under an Incentive Option before the applicable Incentive Option holding period has been satisfied.

    Special rules apply in the case of individuals subject to Section 16(b) of the Securities Exchange Act of 1934. In particular, under current law, shares received pursuant to the exercise of a stock option may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, unless a special tax election is made, the amount of ordinary income recognized and the amount of the employer's deduction may be determined as of such later date.

    The affirmative vote of a majority of the shares of Common Stock entitled to vote and present in person or by proxy at the Annual Meeting is required for the approval of the amendment to the Plan.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT OF THE 1993 STOCK OPTION PLAN.

             ITEM 4: APPROVAL OF AMENDMENT TO COMPANY'S ARTICLES OF
                   INCORPORATION TO EFFECTUATE A NAME CHANGE

    The Company was incorporated under the laws of the State of Minnesota in 1988. The Company originally operated as a leasing company, specializing in vehicle and general equipment leasing transactions. However, between 1979 and 1988, gaming activities by various Indian tribes developed. The growth of Indian gaming served as a catalyst for additional business opportunities for the Company. The Company began providing equipment financing for new Indian gaming facilities in the Upper Midwest in early 1991. Since 1994, substantially all of the Company's gross originations have resulted from transactions in the gaming industry.

    Due to the shift in its business operations, the Company's Board of Directors has determined that it will be in the best interests of the Company and its shareholders to change its name from PDS Financial Corporation to PDS Gaming Corporation. The objective of the name change is to more accurately reflect the current business activities of the Company in its name. The Company believes that the name change better communicates the Company's products and services to market participants in the gaming industry.

    The Board of Directors approved a resolution to amend the Articles of Incorporation on August 4, 2000 to change the Company's name to PDS Gaming Corporation, subject to shareholder approval. By approving this proposal, the shareholders will authorize the Board of Directors to amend the Company's Articles of Incorporation accordingly. The amendment embodies Article I changing the text to:

    "Article I. The name of this corporation shall be PDS Gaming Corporation."

    After the name change, the Company's Nasdaq SmallCap trading symbol will be changed from PDSF to PDSG. It will not be necessary for you to surrender your share certificates upon approval of the proposed name change. Rather, when share certificates are presented for transfer, new share certificates bearing the name PDS Gaming Corporation will be issued.

    Management expects the formal implementation of the name change with the Minnesota Secretary of State to be completed by the end of May 2001, after shareholder approval at the Annual Meeting. There will be no adverse tax consequences associated with this name change.

    The affirmative vote of a majority of the shares of Common Stock entitled to vote and present in person or by proxy at the Annual Meeting is required for the approval of amendment to the Company's Articles of Incorporation to effectuate a name change.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO EFFECTUATE A NAME CHANGE FROM PDS FINANCIAL CORPORATION TO PDS GAMING CORPORATION.

                                 OTHER MATTERS

    As of this date, the Board of Directors does not know of any business to be brought before the meeting other than as specified above. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on such matters.

                        COMPLIANCE WITH SECTION 16(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who beneficially own more than ten percent of a registered class of the Company's equity securities ("Ten Percent Owners") to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and monthly reports of changes in ownership of a registered class of the Company's equity securities. Directors, executive officers and Ten Percent Owners are also required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2000, all
Section 16(a) filing requirements applicable to its directors, executive officers and Ten Percent Owners were satisfied except that the Form 3 for Mr. Cruzen was filed late.

                DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

    Proposals of shareholders intended to be presented at the next annual meeting of shareholders must be received by the Secretary of the Company, PDS Financial Corporation, 6171 McLeod Drive, Las Vegas, NV 89120, no later than December 17, 2001, for inclusion in the Proxy Statement for such annual meeting. Management may use discretionary authority to vote against any shareholder proposal presented at the next annual meeting if: (1) such proposal has been properly omitted from the Company's proxy materials under federal securities law; or (2) notice of such proposal was not submitted to the Secretary of the Company at the address indicated on the cover of this proxy statement by December 17, 2001 or does not otherwise comply with requirements in the Company's bylaws; or (3) the proponent has not solicited proxies in compliance with federal securities law for the holders of at least the percentage of the Company's voting shares required to carry the proposal.

                            SOLICITATION OF PROXIES

    The Company will bear the cost of preparing, assembling and mailing the Proxy Statement, Annual Report and other material which may be sent to the shareholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they will be reimbursed by the Company for their expenses in doing so. Proxies are being solicited primarily by mail, but, in addition, officers and regular employees of the Company may solicit proxies personally, by telephone, by facsimile or by special letter.

    The Board of Directors does not intend to present to the meeting any other matter not referred to above and does not presently know of any matters that may be presented to the meeting by others. However, if other matters come before the meeting, it is the intent of the persons named in the enclosed Proxy to vote the Proxy in accordance with their best judgment.

                                          /s/ Joe S. Rolston IV
                                          Joe S. Rolston IV,
                                          SECRETARY

                                   EXHIBIT A
                           PDS FINANCIAL CORPORATION
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                    CHARTER
                             Approved: June 6, 2000

I. PURPOSE

    This charter governs the operations of the Audit Committee. The Committee shall review and reassess this charter at least annually and recommend any changes to the Board of Directors for approval.

    The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: (1) the quality and integrity of the financial reports and other significant financial information of the Corporation; (2) the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics; and (3) the Corporation's accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvements of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

    - Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

    - Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

    The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. of this Charter.

II. COMPOSITION

    The Audit Committee shall be comprised of two or more directors (increasing to three or more directors at May 31, 2001) who shall serve at the pleasure of the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

    The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. The Chairman of the Board shall appoint the Chair. The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board.

III. MEETINGS

    The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee shall meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee shall meet with the independent accountants and management quarterly to review the Corporation's financial statements consistent with IV.3 (below).

IV. RESPONSIBILITIES AND DUTIES

    To fulfill its responsibilities and duties the Audit Committee shall:

DOCUMENTS/REPORTS REVIEW

1. Reassess the adequacy of this Charter periodically (not less than annually) and recommend appropriate changes to the Board for approval.

2. Review the Corporation's audited annual financial statements, including reports on Form 10-K, and any reports or other significant financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants, including reviewing the nature and extent of any significant changes in accounting principles or the application therein.

3. Review with the financial management and the independent accountants quarterly financial statements on Form 10-Q prior to its filing. If circumstances dictate that such communications cannot be made prior to the filing, then they should be made as soon as practicable in the circumstances.

INDEPENDENT ACCOUNTANTS

4. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee shall review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

5. Review the performance of the independent accountants and make recommendations to the Board regarding the appointment or termination of the independent accountants.

6. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

7. Review the range and cost of audit and nonaudit services performed by the independent accountants.

8. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

FINANCIAL REPORTING PROCESSES

9. In consultations with the independent accountants and management, review the integrity of the organization's financial reporting processes, both internal and external, including the adequacy of the Corporation's systems of internal control.

10. Consider the independent accountants' judgment about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

11. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and the practices as suggested by the independent accountants and management.

PROCESS IMPROVEMENT

12. Establish regular and separate systems of reporting to the Audit Committee by management and independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

13. Following completion of the annual audit, review separately with each of management and the independent accountants, any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

14. Review any significant disagreements among management and the independent accountants in connection with the preparation of the financial statements.

15. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

ETHICAL AND LEGAL COMPLIANCE

16. Review policies and procedures with respect to officer's expense accounts and prerequisites, including their use of corporate assets and consider the results if any review of these areas by the independent accountant.

17. Review the Corporation's compliance with the Ethical Code, and ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to the public and governmental organizations satisfy legal requirements.

18. Review with the Corporation's counsel, legal compliance matters including corporate securities trading policies.

19. Review with the Corporation's counsel, any legal matter that could have a significant impact on the organization's financial statements.

20. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

21. Report committee actions to the Board with such recommendations as the Committee may deem appropriate.

22. Prepare a letter for inclusion in the in the Corporation's annual report that describes the Committee's composition and responsibilities and how they are discharged.

23. Investigate any matter brought to the Committee's attention within the scope of its duties, with the power to retain outside counsel for this purpose, if in its judgment, such action is appropriate.

PDS FINANCIAL CORPORATION
6171 MCLEOD DRIVE, LAS VEGAS, NV 89120                                     PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned appoints Johan P. Finley and Joe S. Rolston IV, and each of them, with power to act without the other and with all the right of substitution in each, the proxies of the undersigned to vote all shares of PDS Financial Corporation (the "Company") held by the undersigned on April 6, 2001, at the Annual Meeting of Stockholders of the Company, to be held on Friday May 11, 2001 at 3:00 p.m., at the Alexis Park Hotel, 375 East Harmon Avenue, Las Vegas, Nevada, and all adjournments thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

Receipt of Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged by your execution of this proxy. Complete, sign, date, and return this proxy in the addressed envelope--no postage required. Please mail promptly to save further solicitation expenses.

                      SEE REVERSE FOR VOTING INSTRUCTIONS

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.

1. Election of 01 Johan P. Finley 02 Peter D. Cleary 03 James L. Morrell directors: 04 Lona M.B. Finley 05 Joel M. Koonce 06 Patrick R. Cruzen

      / /  Vote FOR                   / /  Vote WITHHELD
         all nominees                    from all nominees

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)

2. Ratification of the appointment of Piercy, Bowler, Taylor & Kern, Certified Public Accountants & Business Advisors, A Professional Corporation, as independent accountants for 2001.

              / / For       / / Against       / / Abstain

3. Amend the 1993 Stock Option Plan to provide for the issuance of an additional 250,000 shares of stock.

              / / For       / / Against       / / Abstain

4.  Change the name of the Company to PDS Gaming Corporation.

              / / For       / / Against       / / Abstain

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS PROVIDED BY THE UNDERSIGNED STOCKHOLDER, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR NAMED IN ITEM 1 AND FOR PROPOSALS 2, 3 AND 4 LISTED HEREIN. UPON ALL OTHER MATTERS, THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE COMPANY.

Address Change? Mark Box / /

Indicate changes below:

                                      Date
                                      ------------------------------------------

                                      ------------------------------------------

                                      ------------------------------------------
                                                     Signature(s)

                                      PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR
                                      ON PROXY. IF HELD IN JOINT TENANCY, ALL
                                      PERSONS MUST SIGN. TRUSTEES,
                                      ADMINISTRATORS, ETC., SHOULD INCLUDE TITLE
                                      AND AUTHORITY. CORPORATIONS SHOULD PROVIDE
                                      FULL NAME OR CORPORATION AND TITLE OF
                                      AUTHORIZED OFFICER SIGNING THE PROXY.